Ivy Funds

Supplement dated January 2, 2013 to the

Ivy Funds Statement of Additional Information

dated July 31, 2012

and as supplemented September 12, 2012 and December 13, 2012

Effective January 2, 2013, Legend Equities Corporation (Legend) no longer is an affiliate of Ivy Funds Distributor, Inc.

The following is added as a new paragraph after the fourth paragraph of the section entitled “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A and Class E Shares” on page 117:

Sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries may purchase Class A and Class E shares at NAV.

Supplement	Statement of Additional Information	1